UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS

VARIABLE INCOME TRUST

LEGG MASON WESTERN ASSET VARIABLE HIGH

INCOME PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2011

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 84.4%
CONSUMER DISCRETIONARY - 17.2%
Auto Components - 0.2%
Goodyear Tire & Rubber Co., Senior Notes	10.500%	5/15/16	$80,000	$87,000
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	100,000	129,956	(a)

Total Auto Components				216,956

Automobiles - 1.0%
Escrow GCB General Motors	7.200%	1/15/11	1,340,000	13,400	(b)(c)(d)(e)
Escrow GCB General Motors	8.375%	7/15/33	790,000	7,900	(b)(c)(e)
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	1,220,000	1,215,754

Total Automobiles				1,237,054

Diversified Consumer Services - 0.9%
Service Corp. International, Senior Notes	7.500%	4/1/27	460,000	431,250
Sotheby’s, Senior Notes	7.750%	6/15/15	520,000	544,700
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	150,000	145,875

Total Diversified Consumer Services				1,121,825

Hotels, Restaurants & Leisure - 7.1%
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	240,000	177,600
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	824,000	601,520
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	160,000	144,800
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	600,000	608,250
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	728,352	646,868	(a)(f)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	370,000	350,575	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	840,000	720,300	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	210,000	205,275	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	330,000	305,250	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	401,000	386,965	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	360,000	334,800	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	480,000	484,800
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	100,000	101,000	(a)
MGM Resorts International, Senior Notes	6.625%	7/15/15	240,000	204,600
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	90,000	98,662
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	1,270,000	844,550
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	110,000	53,350
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	630,000	639,450	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	890,000	1,005,700
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	120,000	116,100
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	440,000	437,800	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	390,000	343,200	(a)(g)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	30,000	29,025	(a)
Speedway Motorsports Inc., Senior Notes	6.750%	2/1/19	50,000	47,875
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	187,000	185,130	(a)

Total Hotels, Restaurants & Leisure				9,073,445

Household Durables - 0.2%
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	350,000	289,625

Internet & Catalog Retail - 0.9%
Netflix Inc., Senior Notes	8.500%	11/15/17	410,000	445,875

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Internet & Catalog Retail - continued
QVC Inc., Senior Secured Notes	7.375%	10/15/20	$685,000	$732,950	(a)

Total Internet & Catalog Retail				1,178,825

Media - 4.5%
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	70,000	71,575
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	700,000	715,750
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	550,000	574,750
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	1,445,000	932,025	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	360,000	207,000	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	40,000	40,650
DISH DBS Corp., Senior Notes	7.875%	9/1/19	220,000	225,500
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	160,000	162,800
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	440,000	413,600
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	430,000	356,900	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	70,000	79,800
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	340,000	348,500
Univision Communications Inc., Senior Notes	8.500%	5/15/21	350,000	274,750	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	220,000	196,900	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	470,000	442,975	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	260,000	261,300	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	440,000	415,800	(a)

Total Media				5,720,575

Multiline Retail - 0.5%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	765,000	669,375

Specialty Retail - 1.2%
American Greetings Corp., Senior Notes	7.375%	6/1/16	100,000	98,250
American Greetings Corp., Senior Notes	7.375%	6/1/16	90,000	88,425
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	650,000	529,750	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	710,000	528,950
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	270,000	257,850	(a)

Total Specialty Retail				1,503,225

Textiles, Apparel & Luxury Goods - 0.7%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	210,000	193,200	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	585,000	646,425

Total Textiles, Apparel & Luxury Goods				839,625

TOTAL CONSUMER DISCRETIONARY				21,850,530

CONSUMER STAPLES - 1.3%
Food Products - 1.1%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	560,000	476,000	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	180,000	180,000	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	880,000	765,600	(a)

Total Food Products				1,421,600

Household Products - 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.750%	10/15/16	100,000	100,750	(a)

Tobacco - 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	202,000	167,660

TOTAL CONSUMER STAPLES				1,690,010

ENERGY - 16.8%
Energy Equipment & Services - 2.9%
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	755,000	717,250	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	400,000	387,000
Oil States International Inc., Senior Notes	6.500%	6/1/19	320,000	314,400	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Energy Equipment & Services - continued
Parker Drilling Co., Senior Notes	9.125%	4/1/18	$540,000	$548,100
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	370,000	362,600
Unit Corp., Senior Subordinated Notes	6.625%	5/15/21	300,000	300,000
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	1,040,000	1,076,400

Total Energy Equipment & Services				3,705,750

Oil, Gas & Consumable Fuels - 13.9%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	240,000	255,600
Arch Coal Inc., Senior Notes	7.000%	6/15/19	390,000	372,450	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	590,000	663,750
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	320,000	299,200	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	60,000	55,500	(a)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	710,000	734,850
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	340,000	350,200
Concho Resources Inc., Senior Notes	7.000%	1/15/21	430,000	430,000
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	450,000	475,875
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	1,036,263	896,368	(a)(c)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	330,000	339,900
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	471,000	496,905
El Paso Corp., Medium-Term Notes	8.050%	10/15/30	1,500,000	1,759,236
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	470,000	485,275
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	475,000	492,703	(g)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	175,000	177,629	(g)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	890,000	787,650
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	340,000	346,800
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	390,000	401,700
MEG Energy Corp., Senior Notes	6.500%	3/15/21	550,000	529,375	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	480,000	386,400	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	180,000	186,300	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	920,000	768,200
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	460,000	503,700
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	390,000	341,250	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	240,000	195,600	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	475,000	517,750
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	430,000	464,400
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	140,000	138,600	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	975,000	1,057,875
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	90,000	88,650
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	360,000	372,600
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	110,000	111,100
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	160,000	148,000	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	695,000	668,938
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	567,000	595,350	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	290,000	292,900
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	430,000	387,000	(a)

Total Oil, Gas & Consumable Fuels				17,575,579

TOTAL ENERGY				21,281,329

FINANCIALS - 7.5%
Commercial Banks - 2.1%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	320,000	229,940

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	$190,000	$175,750	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	100,000	90,750	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	793,851	771,028
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	300,000	237,750	(a)(g)(h)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	520,000	469,950
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	350,000	327,250
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	270,000	176,850	(g)(h)
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	260,000	260,215	(g)(h)

Total Commercial Banks				2,739,483

Consumer Finance - 0.8%
Ally Financial Inc., Senior Notes	7.500%	9/15/20	70,000	63,612
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	270,000	330,081
SLM Corp., Medium-Term Notes	8.000%	3/25/20	380,000	376,085
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	215,000	223,921

Total Consumer Finance				993,699

Diversified Financial Services - 4.1%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	609,000	685,125
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	420,000	428,925
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	100,000	92,750
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	693,000	677,407
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	600,000	578,250
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	650,000	647,563
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	120,000	120,900
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	1,210,000	1,222,100
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	500,000	466,875
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	390,000	304,200

Total Diversified Financial Services				5,224,095

Insurance - 0.2%
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	150,000	147,774	(a)(g)(h)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.969%	12/31/11	140,000	105,146	(g)(h)

Total Insurance				252,920

Thrifts & Mortgage Finance - 0.3%
General Motors Financial Co., Senior Notes	6.750%	6/1/18	350,000	344,750	(a)

TOTAL FINANCIALS				9,554,947

HEALTH CARE - 4.5%
Health Care Equipment & Supplies - 0.1%
Biomet Inc., Senior Notes	10.000%	10/15/17	130,000	134,550

Health Care Providers & Services - 4.2%
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	462,715	448,134
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	410,000	414,100
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,460,000	1,449,050
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	270,000	253,800	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	280,000	289,800
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	75,000	76,500	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	460,000	510,600	(a)
HCA Inc., Senior Secured Notes	6.500%	2/15/20	600,000	588,000
INC Research LLC, Senior Notes	11.500%	7/15/19	210,000	188,475	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	410,000	362,850	(a)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	694,000	737,375

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care Providers & Services - continued
US Oncology Inc.	0.000%	8/15/17	$170,000	$2,125

Total Health Care Providers & Services				5,320,809

Pharmaceuticals - 0.2%
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	210,000	211,050	(a)

TOTAL HEALTH CARE				5,666,409

INDUSTRIALS - 14.6%
Aerospace & Defense - 2.5%
Ducommun Inc., Senior Notes	9.750%	7/15/18	270,000	271,350	(a)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	644,000	672,980
Huntington Ingalls Industries Inc., Senior Notes	6.875%	3/15/18	370,000	345,950	(a)
Huntington Ingalls Industries Inc., Senior Notes	7.125%	3/15/21	120,000	111,900	(a)
Kratos Defense & Security Solutions Inc., Senior Notes	10.000%	6/1/17	10,000	10,000	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	660,000	660,000
Triumph Group Inc., Senior Notes	8.625%	7/15/18	340,000	363,800
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	750,000	731,250	(a)

Total Aerospace & Defense				3,167,230

Airlines - 2.1%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	258,284	211,793	(a)
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	704,818	687,197
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	470,000	477,050	(a)
Delta Air Lines, Secured Notes	6.375%	1/2/16	270,000	243,000	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	80,678	79,468
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	200,772	195,753
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	160,022	164,023
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	220,000	227,700	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	315,000	324,450	(a)

Total Airlines				2,610,434

Building Products - 0.9%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	291,200	205,296	(a)(b)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	700,000	666,750	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	290,000	238,525	(a)

Total Building Products				1,110,571

Commercial Services & Supplies - 1.4%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	840,000	777,000	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	490,000	443,450
Geo Group Inc., Senior Notes	7.750%	10/15/17	455,000	472,063
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	130,000	113,100

Total Commercial Services & Supplies				1,805,613

Electrical Equipment - 0.4%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	550,000	462,000	(a)

Machinery - 0.3%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	460,000	430,100	(a)

Marine - 1.3%
Horizon Lines LLC	11.000%	10/15/16	290,000	290,000	(a)(b)(c)
Horizon Lines LLC	13.000%	10/15/16	380,000	380,000	(a)(b)(c)(f)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	860,000	720,250
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	250,000	210,000

Total Marine				1,600,250

Road & Rail - 3.9%
AE Escrow Corp., Senior Notes	9.750%	3/15/20	220,000	212,300	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Road & Rail - continued
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	8.250%	1/15/19	$180,000	$165,600
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	810,906	750,688	(f)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	90,000	87,750
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	708,000	715,080	(a)(c)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	1,555,000	1,671,625
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	45,000	48,094
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	610,000	591,700
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	679,000	738,412

Total Road & Rail				4,981,249

Trading Companies & Distributors - 0.2%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	315,000	303,975

Transportation - 1.5%
CMA CGM, Senior Notes	8.500%	4/15/17	870,000	356,700	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	910,000	632,450	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	950,000	897,750	(a)

Total Transportation				1,886,900

Transportation Infrastructure - 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	180,000	164,700	(a)

TOTAL INDUSTRIALS				18,523,022

INFORMATION TECHNOLOGY - 2.1%
Electronic Equipment, Instruments & Components - 0.7%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	910,000	955,500	(a)

IT Services - 1.0%
Ceridian Corp., Senior Notes	12.250%	11/15/15	373,800	302,778	(f)
First Data Corp., Senior Notes	11.250%	3/31/16	570,000	387,600
First Data Corp., Senior Notes	12.625%	1/15/21	200,000	149,000	(a)
First Data Corp., Senior Secured Notes	7.375%	6/15/19	330,000	294,525	(a)
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	80,000	76,400	(a)

Total IT Services				1,210,303

Semiconductors & Semiconductor Equipment - 0.4%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	170,000	170,425
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	40,000	40,200
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	300,000	309,750	(a)

Total Semiconductors & Semiconductor Equipment				520,375

TOTAL INFORMATION TECHNOLOGY				2,686,178

MATERIALS - 7.2%
Chemicals - 2.2%
CF Industries Inc., Senior Notes	6.875%	5/1/18	70,000	78,312
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	440,000	446,600	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	190,000	181,450	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	349,000	383,410	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	306,000	331,245	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	478,988	519,702
Solutia Inc., Senior Notes	8.750%	11/1/17	365,000	390,550
Solutia Inc., Senior Notes	7.875%	3/15/20	430,000	454,725

Total Chemicals				2,785,994

Containers & Packaging - 1.7%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	240,000	217,200	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	200,000	250,868	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	150,000	128,250
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	450,000	438,750	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	160,000	136,800	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Containers & Packaging - continued
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	$114,000	$90,630	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.875%	8/15/19	100,000	97,000	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	780,000	791,700	(a)

Total Containers & Packaging				2,151,198

Metals & Mining - 2.2%
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	270,000	252,450	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,110,000	882,450	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	350,000	285,250	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	390,000	384,150
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	1,040,000	452,400
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	250,000	238,750	(a)(c)
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	400,000	362,000	(a)

Total Metals & Mining				2,857,450

Paper & Forest Products - 1.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	648,000	631,800
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	459,000	479,655
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	200,000	146,000
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	210,000	145,950

Total Paper & Forest Products				1,403,405

TOTAL MATERIALS				9,198,047

TELECOMMUNICATION SERVICES - 8.1%
Diversified Telecommunication Services - 4.7%
Cincinnati Bell Inc., Senior Notes	8.375%	10/15/20	100,000	93,250
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	53,200
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	520,000	536,900	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	580,000	584,350	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	325,000	330,281
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	90,000	92,025
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	50,000	49,000
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	130,000	120,900	(a)
Primus Telecom Holdings, Senior Secured Notes	9.500%	5/15/17	320,000	312,000	(a)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	79,923	74,928	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	630,000	658,350
West Corp., Senior Notes	8.625%	10/1/18	470,000	459,425
West Corp., Senior Notes	7.875%	1/15/19	630,000	595,350
West Corp., Senior Subordinated Notes	11.000%	10/15/16	460,000	476,100
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	270,000	231,188	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	772,011	585,553	(a)(f)
Windstream Corp., Senior Notes	7.500%	4/1/23	710,000	665,625

Total Diversified Telecommunication Services				5,918,425

Wireless Telecommunication Services - 3.4%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	380,000	370,500
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	600,000	609,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,240,000	1,957,200
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	465,000	458,025
True Move Co., Ltd., Notes	10.750%	12/16/13	860,000	920,200	(a)

Total Wireless Telecommunication Services				4,314,925

TOTAL TELECOMMUNICATION SERVICES				10,233,350

UTILITIES - 5.1%
Electric Utilities - 1.3%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	412,776	424,128
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	560,000	498,400	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Electric Utilities - continued
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	$254,202	$250,388
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	520,000	527,800

Total Electric Utilities				1,700,716

Gas Utilities - 0.5%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	130,000	168,302
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	440,000	442,200

Total Gas Utilities				610,502

Independent Power Producers & Energy Traders - 3.3%
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	120,000	116,400	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	250,000	240,000	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	790,000	766,300	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	140,000	77,000
Edison Mission Energy, Senior Notes	7.625%	5/15/27	140,000	77,700
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	160,000	158,385
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	350,000	334,250	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	710,000	720,650	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,485,000	1,254,825
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	379,975	398,974

Total Independent Power Producers & Energy Traders				4,144,484

TOTAL UTILITIES				6,455,702

TOTAL CORPORATE BONDS & NOTES (Cost - $111,463,567)				107,139,524

COLLATERALIZED SENIOR LOANS - 4.4%
CONSUMER DISCRETIONARY - 1.2%
Diversified Consumer Services - 0.8%
Realogy Corp., Term Loan	13.500%	10/15/17	1,000,000	983,500	(i)

Hotels, Restaurants & Leisure - 0.1%
CityCenter Holdings LLC, Term Loan	7.500%	1/13/15	126,000	123,102	(i)

Specialty Retail - 0.3%
BCBG Maxazria International, Term Loan B	9.870%	5/19/15	420,000	405,300	(i)

Textiles, Apparel & Luxury Goods - 0.0%
Simmons Co., Term Loan	0.000%	2/15/12	565,534	0	(b)(c)(e)(i)

TOTAL CONSUMER DISCRETIONARY				1,511,902

HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Immucor Inc., Term Loan B	7.250%	8/17/18	180,000	177,975	(i)

INDUSTRIALS - 0.2%
Marine - 0.2%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	125,715	126,343	(b)(i)
Trico Shipping AS, Term Loan B	10.000%	5/12/14	125,715	126,343	(b)(i)

TOTAL INDUSTRIALS				252,686

INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	300,000	278,250	(i)

TELECOMMUNICATION SERVICES - 1.2%
Wireless Telecommunication Services - 1.2%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	1,036,876	1,042,060	(i)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	520,000	525,200	(i)

TOTAL TELECOMMUNICATION SERVICES				1,567,260

UTILITIES - 1.4%
Electric Utilities - 1.4%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.726%-4.772%	10/10/17	2,607,138	1,755,746	(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $6,811,292)				5,543,819

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CONVERTIBLE BONDS & NOTES - 1.3%
CONSUMER DISCRETIONARY - 0.7%
Diversified Consumer Services - 0.7%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	$1,090,000	$861,100	(a)

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	60,000	38,925	(a)

INDUSTRIALS - 0.5%
Marine - 0.5%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	895,000	657,825	(b)

MATERIALS - 0.1%
Chemicals - 0.1%
Hercules Inc.	6.500%	6/30/29	140,000	108,150

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $1,547,904)				1,666,000

SOVEREIGN BONDS - 0.3%
Russia - 0.3%
Russian Foreign Bond-Eurobond, Senior Bonds (Cost - $395,737)	7.500%	3/31/30	359,050	404,355	(a)

			SHARES
COMMON STOCKS - 3.0%
CONSUMER DISCRETIONARY - 1.7%
Automobiles - 0.1%
General Motors Co.			5,379	108,548	*

Media - 1.6%
Charter Communications Inc., Class A Shares			43,397	2,032,716	*

TOTAL CONSUMER DISCRETIONARY				2,141,264

ENERGY - 0.8%
Energy Equipment & Services - 0.7%
KCAD Holdings I Ltd.			92,182,909	929,020	(b)(c)

Oil, Gas & Consumable Fuels - 0.1%
SemGroup Corp., Class A Shares			3,842	76,686	*

TOTAL ENERGY				1,005,706

INDUSTRIALS - 0.4%
Building Products - 0.1%
Ashton Woods USA LLC, Class B Membership			90	58,050	(b)(c)
Nortek Inc.			1,386	29,106	*

Total Building Products				87,156

Marine - 0.3%
DeepOcean Group Holding AS			33,669	505,035	(c)

TOTAL INDUSTRIALS				592,191

MATERIALS - 0.1%
Chemicals - 0.1%
LyondellBasell Industries NV, Class A Shares			3,869	94,519

TOTAL COMMON STOCKS (Cost - $3,240,997)				3,833,680

CONVERTIBLE PREFERRED STOCKS - 0.8%
FINANCIALS - 0.8%
Diversified Financial Services - 0.8%
Bank of America Corp. (Cost - $1,273,323)	7.250%		1,270	972,807

PREFERRED STOCKS - 2.4%
FINANCIALS - 2.3%
Commercial Banks - 0.3%
Banesto Holdings Ltd.	10.500%		13,575	341,072	(a)

Consumer Finance - 0.7%
GMAC Capital Trust I	8.125%		51,600	941,700	(g)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE		SHARES	VALUE
Diversified Financial Services - 1.3%
Citigroup Capital XII	8.500%		39,100	$981,410	(g)
Citigroup Capital XIII	7.875%		25,825	682,038	(g)

Total Diversified Financial Services				1,663,448

Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA)	8.250%		16,625	31,588	*(g)

TOTAL FINANCIALS				2,977,808

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Jack Cooper Holdings Corp.	20.000%		1,323	125,685	*(a)(c)(g)

TOTAL PREFERRED STOCKS (Cost - $3,827,609)				3,103,493

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.2%
Buffets Restaurant Holdings		4/28/14	713	7	*(b)(c)
Charter Communications Inc.		11/30/14	1,160	13,050	*(c)
General Motors Co.		7/10/16	7,748	90,187	*
General Motors Co.		7/10/19	7,748	61,442	*
Jack Cooper Holdings Corp.		12/15/17	668	41,750	*(c)
Jack Cooper Holdings Corp.		5/6/18	297	18,562	*(c)
Nortek Inc.		12/7/14	3,306	6,612	*(b)(c)
SemGroup Corp.		11/30/14	4,044	16,580	*(b)

TOTAL WARRANTS (Cost - $1,076,371)				248,190

TOTAL INVESTMENTS - 96.8% (Cost - $129,636,800#)				122,911,868
Other Assets in Excess of Liabilities - 3.2%				4,033,121

TOTAL NET ASSETS - 100.0%				$126,944,989

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Illiquid security.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	The maturity principal is currently in default as of September 30, 2011.

(e)	The coupon payment on these securities is currently in default as of September 30, 2011.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

EUR	— Euro

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Variable High Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$104,598,027	$2,541,497		$107,139,524
Collateralized senior loans	—	5,543,819	0	*	5,543,819

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Convertible bonds & notes	—	$1,666,000	—	$1,666,000
Sovereign bonds	—	404,355	—	404,355
Common stocks	$2,341,576	—	$1,492,104	3,833,680
Convertible preferred stocks	972,807	—	—	972,807
Preferred stocks	2,636,736	341,072	125,685	3,103,493
Warrants	151,629	16,580	79,981	248,190

Total long-term investments	$6,102,748	$112,569,853	$4,239,267	$122,911,868

Other financial instruments:
Forward foreign currency contracts	—	60,726	—	60,726

Total	$6,102,748	$112,630,579	$4,239,267	$122,972,594

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED SENIOR LOANS	COMMON STOCKS	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2010	$645,148	$984,550	$40,504	—	$39,852	$1,710,054
Accrued premiums/discounts	1,041	1,142	—	—	—	2,183
Realized gain (loss) (1)	(603,250)	—	—	—	(5)	(603,255)
Change in unrealized appreciation (depreciation) (2)	548,640	(21,395)	(145,970)	$9,605	10,847	401,727
Net purchases (sales)	1,949,918	(964,297)	1,597,570	116,080	16,237	2,715,508
Transfers into Level 3	—	—	—	—	13,050	13,050
Transfers out of Level 3	—	—	—	—	—	—

Balance as of September 30, 2011	$2,541,497	$0 *	$1,492,104	$125,685	$79,981	$4,239,267

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011 (2)	$(54,610)	$(857)	$(145,970)	$9,605	$10,847	$(180,985)

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the

Notes to Schedule of Investments (unaudited) (continued)

option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in

Notes to Schedule of Investments (unaudited) (continued)

overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Portfolio did not have any open derivative transactions with credit related contingent features in a net liability position.

(i) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,628,736
Gross unrealized depreciation	(11,353,668)

Net unrealized depreciation	$(6,724,932)

During the period ended September 30, 2011, written option transactions for the Portfolio were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2010	—	—
Options written	61,600,000	$1,039,581
Options bought back	(7,500,000)	(223,110)
Options expired	(54,100,000)	(816,471)

Written options, outstanding September 30, 2011	—	—

At September 30, 2011, the Portfolio had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Euro	Royal Bank of Scotland Group PLC	350,000	$468,786	11/16/11	$26,365
Euro	Royal Bank of Scotland Group PLC	350,000	468,786	11/16/11	34,361

Net unrealized gain on open forward foreign currency contracts					$60,726

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at September 30, 2011.

Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation
Foreign Exchange Contracts	$60,726

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2011, the volume of derivative activity for the Portfolio was as follows:

Average market value
Purchased options†	$65,161
Written options†	277,706
Forward foreign currency contracts (to buy)†	94,679
Forward foreign currency contracts (to sell)	1,146,273

†	At September 30, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 28, 2011

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	November 28, 2011